NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Jun. 29, 2016
Disclosure Nature Of Operations And Summary Of Significant Accounting Policies Narrative [Abstract]
NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(a) Nature of Operations
We are principally engaged in the ownership, operation, development, and franchising of the Chili’s Grill & Bar (“Chili’s”) and Maggiano’s Little Italy (“Maggiano’s”) restaurant brands. At June 29, 2016, we owned, operated, or franchised 1,660 restaurants in the United States and 31 countries and two territories outside of the United States.
(b) Basis of Presentation
Our consolidated financial statements include the accounts of Brinker International, Inc. and our wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.
We have a 52/53 week fiscal year ending on the last Wednesday in June. Fiscal year 2016 ended on June 29, 2016 and contained 53 weeks. Fiscal years 2015 and 2014, which ended on June 24, 2015, and June 25, 2014, respectively, each contained 52 weeks. The estimated impact of the 53rd week in fiscal 2016 in comparison to fiscal 2015 was an increase in revenue of approximately $58.3 million. While certain expenses increased in direct relationship to additional revenue from the 53rd week, other expenses, such as fixed costs, are incurred on a calendar month basis.
In November 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2015-17, Balance Sheet Classification of Deferred Taxes (Topic 740), which requires deferred tax assets and liabilities to be classified as noncurrent on the balance sheet. Prior to the issuance of the standard, deferred tax assets and liabilities were required to be separately classified into a current amount and a noncurrent amount on the balance sheet. The standard is effective for annual periods beginning after December 15, 2016, and early adoption is permitted. We elected to early adopt this guidance as of March 23, 2016 and to apply the guidance retrospectively. Accordingly, we reclassified the current deferred tax asset balance of $2.5 million to noncurrent on the consolidated balance sheet as of June 24, 2015. The reclassification did not have a material effect on our consolidated financial statements.
Revenues are presented in two separate captions on the consolidated statements of comprehensive income to provide more clarity around company-owned restaurant revenue and operating expense trends. Company sales includes revenues generated by the operation of company-owned restaurants including gift card redemptions. Franchise and other revenues includes royalties, development fees, franchise fees, Maggiano's banquet service charge income, gift card breakage and discounts, tabletop gaming revenue, Chili's retail food product royalties and delivery fee income.
We report certain labor and related expenses in a separate caption on the consolidated statements of comprehensive income titled restaurant labor. Restaurant labor includes all compensation-related expenses, including benefits and incentive compensation, for restaurant team members at the general manager level and below. Labor-related expenses attributable to multi-restaurant (or above-restaurant) supervision is included in restaurant expenses.
(c) Use of Estimates
The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and costs and expenses during the reporting period. Actual results could differ from those estimates.
(d) Revenue Recognition
We record revenue from the sale of food, beverages and alcohol as products are sold. Initial fees received from a franchisee to establish a new franchise are recognized as income when we have performed our obligations required to assist the franchisee in opening a new franchise restaurant, which is generally upon the opening of such restaurant. Fees received for development arrangements are recognized as income upon satisfaction of our obligations. Continuing royalties, which are a percentage of net sales of franchised restaurants, are accrued as income when earned.
Proceeds from the sale of gift cards are recorded as deferred revenue and recognized as revenue when the gift card is redeemed by the holder. Breakage income represents the value associated with the portion of gift cards sold that will most likely never be redeemed. Based on our historical gift card redemption patterns and considering our gift cards have no expiration dates or dormancy fees, we can reasonably estimate the amount of gift card balances for which redemption is remote and record breakage income based on this estimate. We recognize breakage income within franchise and other revenues in the consolidated statements of comprehensive income. We update our estimate of our breakage rate periodically and, if necessary, adjust the deferred revenue balance accordingly.
(e) Fair Value Measurements
Fair value is defined as the price that we would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants on the measurement date. In determining fair value, the accounting standards establish a three level hierarchy for inputs used in measuring fair value, as follows:

•	Level 1—inputs are quoted prices in active markets for identical assets or liabilities.

•	Level 2—inputs are observable for the asset or liability, either directly or indirectly, including quoted prices in active markets for similar assets or liabilities.

•	Level 3—inputs are unobservable and reflect our own assumptions.
(f) Cash and Cash Equivalents
Our policy is to invest cash in excess of operating requirements in income-producing investments. Income-producing investments with original maturities of three months or less are reflected as cash equivalents.
(g) Accounts Receivable
Accounts receivable, net of the allowance for doubtful accounts, represents their estimated net realizable value. Provisions for doubtful accounts are recorded based on management’s judgment regarding our ability to collect as well as the age of the receivables. Accounts receivable are written off when they are deemed uncollectible.
(h) Inventories
Inventories consist of food, beverages and supplies and are valued at the lower of cost or market, using the first-in, first-out or "FIFO" method.
(i) Property and Equipment
Property and equipment is stated at cost. Buildings and leasehold improvements are depreciated using the straight-line method over the lesser of the life of the lease, including certain renewal options, or the estimated useful lives of the assets, which range from 5 to 20 years. Furniture and equipment are depreciated using the straight-line method over the estimated useful lives of the assets, which range from 3 to 10 years. Routine repair and maintenance costs are expensed when incurred. Major replacements and improvements are capitalized.
We review the carrying amount of property and equipment semi-annually or when events or circumstances indicate that the carrying amount may not be recoverable. We have determined the restaurant level is the lowest level of identifiable cash flows. If the carrying amount is not recoverable, we record an impairment charge for the excess of the carrying amount over the fair value. We determine fair value based on discounted projected future operating cash flows of the restaurants over their remaining service life using a risk adjusted discount rate that is commensurate with the inherent risk. Impairment charges are included in other gains and charges in the consolidated statements of comprehensive income.
(j) Operating Leases
Rent expense for leases that contain scheduled rent increases is recognized on a straight-line basis over the lease term, including cancelable option periods where failure to exercise such options would result in an economic penalty such that the renewal appears reasonably assured. The straight-line rent calculation and rent expense includes the rent holiday period, which is the period of time between taking control of a leased site and the rent commencement date. Contingent rents are generally amounts due as a result of sales in excess of amounts stipulated in certain restaurant leases and are included in rent expense as they are incurred. Landlord contributions are recorded when received as a deferred rent liability and amortized as a reduction of rent expense on a straight-line basis over the lease term.
(k) Advertising
Advertising production costs are expensed in the period when the advertising first takes place. Other advertising costs are expensed as incurred. Advertising costs, net of advertising contributions from franchisees, were $93.6 million, $94.3 million and $92.2 million in fiscal 2016, 2015, and 2014, respectively, and are included in restaurant expenses in the consolidated statements of comprehensive income.
(l) Goodwill and Other Intangibles
Goodwill is not subject to amortization, but is tested for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. Goodwill has been assigned to reporting units for purposes of impairment testing. Our two restaurant brands, Chili’s and Maggiano’s, are both operating segments and reporting units.
Goodwill impairment tests consist of a comparison of each reporting unit’s fair value with its carrying value. We determine fair value based on a combination of market-based values and discounted projected future operating cash flows of the restaurant brands using a risk adjusted discount rate that is commensurate with the risk inherent in our current business model. If the carrying value of a reporting unit exceeds its fair value, goodwill is written down to its implied fair value. We determined that there was no goodwill impairment during our annual tests as the fair value of our reporting units was substantially in excess of the carrying value. No indicators of impairment were identified through the end of fiscal year 2016. See Note 5 for additional disclosures related to goodwill.
We occasionally acquire restaurants from our franchisees. Goodwill from these acquisitions represents the excess of the cost of the business acquired over the net amounts assigned to assets acquired, including identifiable intangible assets, primarily reacquired franchise rights. In connection with the sale of restaurants, we will allocate goodwill from the reporting unit, or restaurant brand, to the disposal group in the determination of the gain or loss on the disposition. The allocation is based on the relative fair values of the disposal group and the portion of the reporting unit that was retained. If we dispose of a restaurant brand and all related restaurants, the entire goodwill balance associated with the reporting unit or brand will be included in the disposal group for purposes of determining the gain or loss on the disposition. Additionally, if we sell restaurants with reacquired franchise rights, we will include those assets in the gain or loss on the disposition.
Reacquired franchise rights are also reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the carrying amount is not recoverable, we record an impairment charge for the excess of the carrying amount over the fair value. Impairment charges are included in other gains and charges in the consolidated statements of comprehensive income.
(m) Liquor Licenses
The costs of obtaining non-transferable liquor licenses from local government agencies are expensed over the specified term of the license. The costs of purchasing transferable liquor licenses through open markets in jurisdictions with a limited number of authorized liquor licenses are capitalized as indefinite-lived intangible assets and included in intangibles.
Non-transferable liquor licenses are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the carrying amount is not recoverable, we record an impairment charge for the excess of the carrying amount over the fair value. Transferable liquor licenses are tested for impairment semi-annually or more frequently if events or circumstances indicate that the asset might be impaired. Impairment charges are recognized based on the excess of carrying value over fair value. We determine fair value based on prices in the open market for licenses in same or similar jurisdictions. Impairment charges are included in other gains and charges in the consolidated statements of comprehensive income.
(n) Sales Taxes
Sales taxes collected from guests are excluded from revenues. The obligation is included in accrued liabilities until the taxes are remitted to the appropriate taxing authorities.
(o) Self-Insurance Program
We are self-insured for certain losses related to health, general liability and workers’ compensation. We maintain stop loss coverage with third party insurers to limit our total exposure. The self-insurance liability represents an estimate of the ultimate cost of claims incurred and unpaid as of the balance sheet date. The estimated liability is not discounted and is established based upon analysis of historical data and actuarial estimates, and is reviewed on a quarterly basis to ensure that the liability is appropriate. If actual trends, including the severity or frequency of claims, differ from our estimates, our financial results could be impacted. Accrued and other liabilities include the estimated incurred but unreported costs to settle unpaid claims.
(p) Income Taxes
Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.
We record a liability for unrecognized tax benefits resulting from tax positions taken, or expected to be taken, in an income tax return that is not more-likely-than-not to be realized. We recognize any interest and penalties related to unrecognized tax benefits in income tax expense.
We reinvest foreign earnings, therefore, United States deferred income taxes have not been provided on foreign earnings.
(q) Stock-Based Compensation
We measure and recognize compensation cost at fair value for all share-based payments. We record compensation expense using a graded-vesting schedule or on a straight-line basis, as applicable, over the vesting period, or to the date on which retirement eligibility is achieved, if shorter.
Certain employees are eligible to receive stock options, performance shares, restricted stock and restricted stock units, while non-employee members of the Board of Directors are eligible to receive stock options, restricted stock and restricted stock units. Performance shares represent a right to receive shares of common stock upon satisfaction of company performance goals compared to a peer group at the end of a three-year cycle. The fair value of performance shares, which contain a market condition, is determined on the date of grant based on a Monte Carlo simulation model. The fair value of restricted stock and restricted stock units are based on our closing stock price on the date of grant.
Stock-based compensation expense totaled approximately $15.2 million, $15.0 million and $16.9 million for fiscal 2016, 2015 and 2014, respectively. The total income tax benefit recognized in the consolidated statements of comprehensive income related to stock-based compensation expense was approximately $5.8 million, $5.5 million and $6.9 million during fiscal 2016, 2015 and 2014, respectively.
The weighted average fair values of option grants were $10.48, $11.72 and $14.75 during fiscal 2016, 2015 and 2014, respectively. The fair value of stock options is estimated using the Black-Scholes option-pricing model with the following weighted average assumptions:

	2016	2015	2014
Expected volatility	27.5%	31.0%	47.7%
Risk-free interest rate	1.5%	1.6%	1.6%
Expected lives	5 years	5 years	5 years
Dividend yield	2.4%	2.2%	2.2%

Expected volatility and the expected life of stock options are based on historical experience. The risk-free rate is based on the yield of a Treasury Note with a term equal to the expected life of the stock options. The dividend yield is based on the most recent quarterly dividend per share declared and the closing stock price on the declaration date.
(r) Preferred Stock
Our Board of Directors is authorized to provide for the issuance of 1.0 million preferred shares with a par value of $1.00 per share, in one or more series, and to fix the voting rights, liquidation preferences, dividend rates, conversion rights, redemption rights, and terms, including sinking fund provisions, and certain other rights and preferences. As of June 29, 2016, no preferred shares were issued.
(s) Shareholders’ Deficit
In August 2015, our Board of Directors authorized a $250.0 million increase to our existing share repurchase program resulting in total authorizations of $4,185.0 million. We repurchased approximately 5.8 million shares of our common stock for $284.9 million during fiscal 2016 including shares purchased as part of our share repurchase program and to satisfy team member tax withholding obligations on the vesting of restricted shares. As of June 29, 2016, approximately $333.0 million was available under our share repurchase authorizations. Repurchased common stock is reflected as a reduction of shareholders’ equity. During fiscal 2016, approximately 234,000 stock options were exercised resulting in cash proceeds of $6.1 million.
We paid dividends of $74.1 million to common stock shareholders during fiscal 2016, compared to $70.8 million in the prior year. Additionally, we declared a quarterly dividend of approximately $17.8 million, or $0.32 per share, in May 2016 which was paid on June 30, 2016.

(t) Comprehensive Income
Comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. Fiscal 2016, 2015 and 2014 comprehensive income consists of net income and foreign currency translation adjustments. The foreign currency translation adjustment represents the unrealized impact of translating the financial statements of the Canadian restaurants and the joint venture with CMR from their respective functional currencies to U.S. dollars. This amount is not included in net income and would only be realized upon the sale or upon complete or substantially complete liquidation of the businesses. The accumulated other comprehensive loss is presented on the consolidated balance sheets.
(u) Net Income Per Share
Basic earnings per share is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding for the reporting period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. For the calculation of diluted net income per share, the basic weighted average number of shares is increased by the dilutive effect of stock options and restricted share awards determined using the treasury stock method. Stock options and restricted share awards with an anti-dilutive effect are not included in the dilutive earnings per share calculation.
Basic weighted average shares outstanding is reconciled to diluted weighted average shares outstanding as follows (in thousands):

	2016	2015	2014
Basic weighted average shares outstanding	57,895	63,072	66,251
Dilutive stock options	316	569	853
Dilutive restricted shares	473	763	1,048
	789	1,332	1,901
Diluted weighted average shares outstanding	58,684	64,404	68,152

Awards excluded due to anti-dilutive effect on earnings per share	550	119	113

(v) Segment Reporting

Operating segments are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing operating performance. We manage our business on the basis of two operating segments, Chili’s and Maggiano’s. The brands operate company-owned restaurants principally in the U.S. within the full-service casual dining segment of the industry. The Chili's segment also has franchised locations in 31 countries and two U.S. territories. Beginning in fiscal 2016, we have separately reported information about each brand. Prior to fiscal 2016, we aggregated our two operating segments into one reportable segment. Additional information about our segments, including financial information, is included in Note 15.